UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2012

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 646-4100

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On March 13, 2012, Plains All American Pipeline, L.P. (the “Partnership”) and PAA Finance Corp. (“PAA Finance,” and together with the Partnership, the “Issuers”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC, DNB Markets, Inc. and Mizuho Securities USA Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale to the Underwriters of $750 million aggregate principal amount of 3.65% Senior Notes due 2022 and $500 million aggregate principal amount of 5.15% Senior Notes due 2042 (collectively the “Notes”), subject to the terms and conditions therein.

The Notes are being offered and sold under the Issuers’ shelf registration statement on Form S-3 (Registration No. 333-162475) filed with the Securities and Exchange Commission on October 14, 2009 (the “Registration Statement”), and are described in a Prospectus Supplement dated March 13, 2012 to the Prospectus dated October 14, 2009, which is included in the Registration Statement.

Each series of the Notes will be issued pursuant to a supplemental indenture to be dated March 22, 2012 by and among the Issuers and U.S. Bank National Association (successor to Wachovia Bank, National Association), as trustee (the “Trustee”). Each supplemental indenture will be entered into in accordance with the provisions of the Indenture dated September 25, 2002 by and among the Issuers and the Trustee.

The closing of the offering of the Notes is expected to occur on March 22, 2012, subject to customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 13, 2012, by and among Plains All American Pipeline, L.P., PAA Finance Corp., and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC, DNB Markets, Inc. and Mizuho Securities USA Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Richard McGee
Name:	Richard McGee
Title:	Vice President

Date: March 19, 2012

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 13, 2012, by and among Plains All American Pipeline, L.P., PAA Finance Corp., and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC, DNB Markets, Inc. and Mizuho Securities USA Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).